Exhibit 10.3

BANK OF AMERICA STRUCTURED NOTE

$26,250,000, provided, however, that the sum of

Advances Outstanding under this Note and the

Amended, Restated and Substituted Note payable

to YC SUSI Trust, dated as of the date hereof

shall not, in the aggregate, exceed $150,000,000

September 23, 2005

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO THE RECEIPT BY THE SERVICER AND THE DEAL AGENT OF A TRANSFERREE LETTER AND SUCH OTHER EVIDENCE ACCEPTABLE TO THE SERVICER AND THE DEAL AGENT THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF

ERISA AND/OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA FOR WHICH NO ELECTION HAS BEEN MADE UNDER SECTION 410(d) OF THE CODE) THAT IS SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (II) PTCE 95–60, PTCE 96–23, PTCE 91–38, PTCE 90–1, PTCE 84–14 OR SOME OTHER PROHIBITED TRANSACTION EXEMPTION IS APPLICABLE TO THE PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE BY THE ACQUIRER.

THIS NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE THIRD AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN NO EVENT SHALL THE BORROWER (DEFINED BELOW) BE ENTITLED TO HAVE ADVANCES MADE TO IT UNDER THIS NOTE AND THE AMENDED, RESTATED AND SUBSTITUTED NOTE PAYABLE TO YC SUSI TRUST DATED AS OF THE DATE HEREOF IN AN AGGREGATE AMOUNT IN EXCESS OF ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000).

THE PRINCIPAL AMOUNT OF THIS NOTE WILL VARY AS ADVANCES ARE MADE AND PAID DOWN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE MAXIMUM AMOUNT SHOWN ON THE FACE THEREOF.

FOR VALUE RECEIVED, ACS FUNDING TRUST I, a Delaware statutory trust (the “Borrower”), promises to pay to BANK OF AMERICA, NATIONAL ASSOCIATION (the “Institutional Lender”) or its successors or assigns, the principal sum of TWENTY SIX MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($26,250,000) or, if less, the unpaid principal amount of the aggregate loans (“Advances”) made by the Institutional Lender to the Borrower pursuant to the Third Amended and Restated Loan Funding and Servicing Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in the Third Amended and Restated Loan Funding and Servicing Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding at the applicable Interest Rate related to such Advance as provided in the Third Amended and Restated Loan Funding and Servicing Agreement on each Payment Date and each other dates specified in the Third Amended and Restated Loan Funding and Servicing Agreement.

This Note is issued pursuant to the Third Amended and Restated Loan Funding and Servicing Agreement, dated as of September 23, 2005 (as amended, modified, waived, supplemented or restated from time to time, the “Third Amended and Restated Loan Funding and Servicing Agreement”), by and among the Borrower, American Capital Strategies, Ltd., as originator and as the servicer (the “Servicer”), the Conduit Lenders and Institutional Lenders from time to time party thereto, the Lender Agents from time to time party thereto, Wachovia

Capital Markets, LLC, as the deal agent, Wachovia Bank, National Association, as the swingline lender, and Wells Fargo Bank, National Association, as the backup servicer and as the collateral custodian. Capitalized terms used but not defined in this Note are used with the meanings ascribed to them in the Third Amended and Restated Loan Funding and Servicing Agreement.

Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Third Amended and Restated Loan Funding and Servicing Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Institutional Lender under this Note exceed the amount which the Institutional Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

Payments of the principal of, and interest on, Advances represented by this Note shall be made by the Borrower to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in Article 2 of the Third Amended and Restated Loan Funding and Servicing Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.

If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Base Rate plus 2.0%, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Third Amended and Restated Loan Funding and Servicing Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and as set forth in the Third Amended and Restated Loan Funding and Servicing Agreement, certain costs and expenses of the Institutional Lender) at the time and in the manner set forth in, but subject to the provisions of, the Third Amended and Restated Loan Funding and Servicing Agreement.

Except as provided in the Third Amended and Restated Loan Funding and Servicing Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

All amounts evidenced by this Note, the Institutional Lender’s making such Advance and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Institutional Lender on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by the Institutional Lender in its internal records; provided, however, that the failure of the Institutional Lender to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrower under this Note as provided in the Third Amended and Restated Loan Funding and Servicing Agreement.

The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by the Institutional Lender and represented by this Note and the indebtedness evidenced by this Note.

This Note is secured by the security interests granted pursuant to Section 8.1 of the Third Amended and Restated Loan Funding and Servicing Agreement. The holder of this Note is entitled to the benefits of the Third Amended and Restated Loan Funding and Servicing Agreement and may enforce the agreements of the Borrower contained in the Third Amended and Restated Loan Funding and Servicing Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Third Amended and Restated Loan Funding and Servicing Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Third Amended and Restated Loan Funding and Servicing Agreement. If a Termination Event shall occur and be continuing, the unpaid balance of the principal of all Advances, together with accrued interest thereon, shall be declared, and become due and payable in the manner and with the effect provided in the Third Amended and Restated Loan Funding and Servicing Agreement.

This Note is one of the “Structured Notes” referred to in the Third Amended and Restated Loan Funding and Servicing Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above.

ACS FUNDING TRUST I,
as the Borrower

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Beneficiary Trustee

SCHEDULE TO NOTE

Date of Advance or Repayment	Principal Amount and Currency of Advance	Dollar Equivalent*	Principal Amount of Repayment	Dollar Equivalent*	Outstanding Principal Amount	Dollar Equivalent*

*	Complete only if Advance is not in Dollars.

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